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                                                                Exhibit 10.52


                  AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

         THIS AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE is made as of this ___ day of December, 1996 by and between SJH PARTNERSHIP, LTD., a Florida limited partnership ("Seller") and DIVOT PROPERTIES WGV, INC., a Florida corporation ("Buyer").

         WHEREAS, Seller and Divot Development Corporation entered into that certain Agreement for Sale and Purchase (Southeast Parcel 2) dated June 25, 1996, as assigned to DIVOT PROPERTIES WGV, INC. by Assignment and Assumption of Purchase Agreement dated December_______, 1996, (the "Agreement") under which terms Seller has agreed to sell and convey to Buyer and Buyer has agreed to purchase the Property as such term is defined in the Agreement. The parties desire to enter into the certain modifications to the terms and provisions of the Agreement.

         NOW THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.      Section 10.3 is hereby amended to read as follows:

                 Buyer shall continuously use the Property solely for the development of (i) a 30,000 square foot laundry service or establishment catering to commerce and industry, but specifically excluding retail sales activities, and (ii) a storage yard for mobile modular office containers. At Closing, Seller shall assign to Buyer development rights to the industrial category of development under the Saint Johns DRI.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                     SELLER

                                     SJH PARTNERSHIP, LTD., a Florida limited partnership

                                     By: SJ MEMPHIS, LTD., a Florida limited
                                     partnership, its general partner

                                     By: ST. JOHNS BARBOUR, INC., a Florida
                                     corporation, its general partner

                                     By:    /s/  James E. Davidson, Jr.
                                         --------------------------------
                                            Vice President
                                            Development Administration

                                             [CORPORATE SEAL]
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                                     BUYER
                                     DIVOT PROPERTIES WGV, INC., a Florida
                                     corporation

                                     By:  /s/ Joseph R. Cellura
                                        -----------------------------------
                                        Joseph R. Cellura
                                        Its Vice President

                                        [CORPORATE SEAL]






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